A Message to Variable  Annuity Contract Owners


There were significant increases in the Stock Markets in both 1995 and 1996. In 1996, the Dow Jones Industrial Average increased 26.0% in value and the Standard & Poor's 500 Index increased by 20.3%. Both the Dow Jones Industrial Average and the S&P 500 are unmanaged indices.

The yield on the 30 year Treasury Bond has increased recently, so that at the end of January, 1997 it was approximately 7%. Short term rates, as measured by the 3 month Treasury Bill, are yielding 5.4% now, which is slightly ahead of a year ago.

The U.S. Gross Domestic Product for 1996 increased approximately 3% while inflation remains low with the Consumer Price Index increasing by 3.3% in 1996.

The Variable Annuity contracts which are the subject of this report are distributed by Washington Square Securities, Inc. ("WSSI"), 20 Washington Avenue South, Minneapolis, Minnesota 55401, (612) 372-5507. WSSI, a registered broker-dealer, is an affiliated company of ReliaStar Bankers Security Life Insurance Company, the issuer of your insurance contract.

The Outlook. For 1997, we expect economic growth to continue near the trend rate and continuing moderate inflation with interest rates remaining near current levels. At the time of this report, macroeconomic indicators are showing mixed signs. While the business expansion has been underway for almost six years, it is likely to be sustained throughout 1997. Nevertheless, profits are expected to grow albeit at a slower rate than in the past few years.

Name Change. Please note that on July 1, 1996, Bankers Security Life Insurance Society changed its name to ReliaStar Bankers Security Life Insurance Company. ReliaStar Bankers Security is part of a group of companies owned by ReliaStar Financial Corp.


                             Respectfully,




                             James G. Cochran
                             Executive Vice President
                             ReliaStar Bankers Security Life Insurance Company

        RELIASTAR BANKERS SECURITY VARIABLE ANNUITY FUNDS 001, 002 AND 003
                     STATEMENTS OF ASSETS AND LIABILITIES
                             December 31, 1996

                                                            Oppenheimer  Eaton Vance  Oppenheimer
                                                            ------------ ------------ ------------
                                                                         Income Fund
                                                                          of Boston   Money Market  Combined
                          ASSETS                              Fund 001     Fund 002     Fund 003      Totals
                                                            ------------ ------------ ------------ ------------
Investments................................................$     24,244 $      5,232 $     23,809 $     53,285

Net receivable from ReliaStar Bankers.......................        317        -            -              317
                                                            ------------ ------------ ------------ ------------
                                                                 24,561        5,232       23,809       53,602
                        LIABILITIES
Net payable to ReliaStar Bankers............................     -               211           68          279
                                                            ------------ ------------ ------------ ------------
     Net Assets                                            $     24,561 $      5,021 $     23,741 $     53,323
                                                            ============ ============ ============ ============

Accumulation Units Outstanding                                    3,211          663        6,629       10,503
                                                            ============ ============ ============ ============

Accumulation Unit Value                                    $       6.31 $       7.57 $       3.54
                                                            ============ ============ ============
Investment basis data:
   Shares Owned                                                   2,022          638       23,809
   Net Asset Value                                         $      11.99 $       8.20 $       1.00
   Cost                                                    $     11,014 $      4,338 $     23,809

                  STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                            Year Ended December 31, 1996
                                                                                                    Combined
                                                              Fund 001     Fund 002     Fund 003      Totals
                                                            ------------ ------------ ------------ ------------
Income -
  Reinvested dividends.....................................$      2,705 $        485 $      2,519 $      5,709
Expenses -
  Mortality and expense guarantee fees......................       (676)         (49)        (708)      (1,433)
                                                            ------------ ------------ ------------ ------------
Net investment income.......................................      2,029          436        1,811        4,276

Net realized gain (loss)....................................     12,076           (9)          -        12,067
Net unrealized gain (loss)..................................     (5,799)         164           -        (5,635)
                                                            ------------ ------------ ------------ ------------
Increase in net assets resulting from operations............      8,306          591        1,811       10,708

Net contracts purchased.....................................         -            -            -            -
Reserve transfers from (to) ReliaStar Bankers...............        562          (36)         113          639
Payments to contract owners - surrenders and other benefits.    (30,951)          -       (31,038)     (61,989)
                                                            ------------ ------------ ------------ ------------
Net increase(decrease)  in net assets.......................    (22,083)         555      (29,114)     (50,642)

Net assets, beginning of year...............................     46,644        4,466       52,855      103,965
                                                            ------------ ------------ ------------ ------------
Net assets, end of year....................................$     24,561 $      5,021 $     23,741 $     53,323
                                                            ============ ============ ============ ============

      See accompanying notes to financial statements.

          RELIASTAR BANKERS SECURITY VARIABLE ANNUITY FUNDS 001, 002 AND 003
                    STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                               Year Ended December 31, 1995
                                                                                                     Combined
                                                              Fund 001     Fund 002     Fund 003      Totals
                                                            ------------ ------------ ------------ ------------
Income -
  Reinvested dividends.....................................$      4,163 $        455 $      2,725 $      7,343
Expenses -
  Mortality and expense guarantee fees......................       (394)         (36)        (515)        (945)
                                                            ------------ ------------ ------------ ------------
Net investment income.......................................      3,769          419        2,210        6,398

Net realized gain (loss)....................................         48           (6)          -            42
Net unrealized gain.........................................      4,931          166           -         5,097
                                                            ------------ ------------ ------------ ------------
Increase in net assets resulting from operations............      8,748          579        2,210       11,537

Net contracts purchased.....................................     -                -            -            -
Payments to contract owners - surrenders and other benefits.     -                -            -            -
                                                            ------------ ------------ ------------ ------------
Net increase in net assets..................................      8,748          579        2,210       11,537

Net assets, beginning of year...............................     37,896        3,887       50,645       92,428
                                                            ------------ ------------ ------------ ------------
Net assets, end of year....................................$     46,644 $      4,466 $     52,855 $    103,965
                                                            ============ ============ ============ ============

      See accompanying notes to financial statements.

               NOTES TO FINANCIAL STATEMENTS
                     December 31, 1996
Note 1 - Organization

In April 1975, Bankers Security Variable Annuity Funds 001, 002 and 003 (the "Separate Accounts") were established under the provisions of New York Insurance Law by ReliaStar Bankers Security Life Insurance Company ("ReliaStar Bankers"), previously Bankers Security Life Insurance Society. The Separate Accounts
are registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Act") and are used to fund certain benefits for variable annuity policies issued by ReliaStar Bankers. The assets of the Separate Account are invested in open-end diversified management investment companies which are also registered under
the Act.   New  sales terminated in September 1981.  Only subsequent sales to existing contracts are accepted.


Note 2 - Investments

Security transactions are recorded on the trade date at the purchase cost or sales proceeds, as applicable. Investments owned are valued at closing market
quotations (net asset value).   The difference between the beginning of year
value and current market value of investments owned is recorded as an
unrealized gain (loss) on investments.   Dividends received are generally
recorded as income on the record date and are reinvested to purchase additional
mutual fund shares.   The aggregate cost of shares acquired and the aggregate
proceeds from shares sold for the year ended December 31, 1996, were:

                                                       Cost of      Proceeds
                                                        Shares    from Shares
                                                       Acquired       Sold
                                                     ------------ ------------
                     Fund 001                       $      2,705 $     31,409
                     Fund 002                                485           57
                     Fund 003                              2,519       31,605


Note 3 - Taxes

ReliaStar Bankers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Since the Separate Accounts are not a separate entity from ReliaStar Bankers, and their operations form a part of ReliaStar Bankers, they are not taxed separately as a "regulated investment
company" under Sub-chapter M  of the Code.   Under existing Federal income tax
law, investment income of the Separate Accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded through reinvestment without additional tax to ReliaStar Bankers.

Note 4 - Charges

Deductions not exceeding 8.5% (9.29% of the net amount invested) are made from each purchase payment for sales and administrative charges and the mininum death benefit. ReliaStar Bankers deducts a daily charge equal to an annual rate of 1.0% of the daily asset value of the Separate Accounts as a charge for mortality and expense risks assumed. Where applicable, premium taxes are charged.

Note 5 - Supplementary Information

Accumulation unit values for a unit of the funds outstanding at December 31, were:

 Fund    1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  001  $ 6.31 $ 4.70 $ 3.89 $ 4.36 $ 3.85 $ 3.59 $ 2.80 $ 2.95 $ 2.40 $ 2.23
  002    7.57   5.54   5.38   6.00   5.11   4.35   3.05   2.65   3.39   2.92
  003    3.54   3.40   3.27   3.18   3.13   3.05   2.91   2.72   2.53   2.38

                             	INDEPENDENT AUDITORS' REPORT




To ReliaStar Bankers Security Life Insurance Company and
	 ReliaStar Bankers Security Variable Annuity Funds 001, 002 and 003 Contract Owners:




We have audited the accompanying combined statement of assets and liabilities of the ReliaStar Bankers Security Variable Annuity Funds 001, 002 and 003 as of December 31, 1996, and the combined statements of operations and changes in net assets for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the ReliaStar Bankers Security Life Insurance Company management. Our responsibility is to express an opinion on these financial statements based on our audits. The accumulation unit values for each of the years in the eight-year period ended December 31, 1994, were audited by other auditors whose report dated February 9, 1995, expressed an unqualified opinion on those values.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the combined funds constituting the ReliaStar Bankers Security Variable Annuity Funds 001, 002 and 003 as of December 31, 1996, and the combined results of operations and changes in net assets for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Minneapolis, MN
February 14, 1997